                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement         [_]      CONFIDENTIAL, FOR USE OF
                                                   THE COMMISSION ONLY (AS
                                                   PERMITTED BY RULE
                                                   14A-6(E)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                 C-COR.net Corp.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

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      (2)      Aggregate number of securities to which transaction applies:

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      (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)      Proposed maximum aggregate value of transaction:

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      (5)      Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

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      (2)      Form, Schedule or Registration Statement No.:

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      (3)      Filing Party:

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      (4)      Date Filed:

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Notes:

[LOGO] C-COR.net



                                C-COR.net Corp.
                                60 Decibel Road
                          State College, PA 16801 USA
                         (814) 238-2461/(800) 233-2267

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 6, 2002

                               -----------------

To Our Shareholders:

   The Annual Meeting of Shareholders of C-COR.net Corp. will be held on Wednesday, November 6, 2002, at 9:00 a.m. at the Company's headquarters located at 60 Decibel Road, State College, Pennsylvania, for the following purposes:

    1. To elect three directors to serve terms of three years and until their respective successors are elected and qualified;

    2. To approve C-COR's amended and restated Incentive Plan;

    3. To approve an increase in director compensation; and

    4. To ratify the appointment of KPMG LLP as C-COR's independent auditors for the 2003 fiscal year.

   We plan a brief business meeting focused on these items and any other proper business that may arise. We will also offer time for your questions and comments.

   Shareholders of record at the close of business on September 27, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Your vote is important. Please complete, date and sign the enclosed proxy and return it promptly, or if you prefer, you may use the Internet voting procedures or cast your vote by telephone. If you attend the Annual Meeting, you may vote in person.

                                          /s/  William T. Hanelly

                                                   WILLIAM T. HANELLY
                                           Chief Financial Officer, Secretary
                                                       and Treasurer

October 2, 2002

                                C-COR.net Corp.
                                60 Decibel Road
                          State College, PA 16801 USA
                         (814) 238-2461/(800) 233-2267

                                Proxy Statement
                               Table of Contents

General Information..........................................................  1
Proposal No. 1--Election of Directors........................................  2
Proposal No. 2--Approval of the Amended and Restated Incentive Plan..........  4
Proposal No. 3--Approval of Increase in Director Compensation................ 12
Proposal No. 4--Appointment of Auditors...................................... 12
Additional Information....................................................... 13
Report of the Audit Committee................................................ 14
Relationship with Independent Auditors....................................... 14
Security Ownership of Directors and Officers................................. 15
Principal Holders............................................................ 16
Executive Compensation and Other Information................................. 17
Summary Compensation Table................................................... 19
Option Grants in Last Fiscal Year............................................ 20
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
  Values..................................................................... 20
Employment Contracts and Termination of Employment Arrangements.............. 21
Performance Graph............................................................ 22
Certain Transactions--Section 16(a) Beneficial Ownership Reporting Compliance 23
Deadline for Shareholders' Proposals......................................... 23
Other Matters................................................................ 23

                              General Information

   This proxy statement and the enclosed proxy card are being mailed to you by the Board of Directors of C-COR.net Corp. starting on or about October 2, 2002. The Board of Directors requests that your shares be represented at the Annual Meeting by the proxies named in the accompanying proxy card. The Annual Meeting will be held on Wednesday, November 6, 2002, at 9:00 a.m. at the Company's headquarters located at 60 Decibel Road, State College, Pennsylvania.

Who Can Vote

   Anyone who owns C-COR common stock, par value $0.05, as of the close of business on September 27, 2002 (the record date), is entitled to one vote per share owned. There were 36,346,737 shares of common stock outstanding on that date.

How to Vote

   You may vote by mail using the enclosed proxy card, by telephone, by Internet or by attending the meeting in person. The Board of Directors recommends that you vote in advance by mail, telephone or Internet even if you plan to attend the meeting.

Shares Not Registered in Your Name

   If you own your shares in "street name," meaning that your broker is actually the record owner, you should receive proxy materials from your broker.

How Proxies Work

   The Board of Directors is soliciting your "proxy," which is your authorization for our representatives to vote your shares. The shares represented by your proxy will be voted in accordance with your instructions. The Board of Directors knows of no matters that are likely to be brought before the meeting other than those matters specifically referred to in the Notice of Annual Meeting of Shareholders. If other matters come before the meeting, the persons named in the accompanying proxy will vote in their discretion. Your proxy will be effective for the November 6, 2002 meeting and at any adjournment (or continuation) of that meeting.

Revoking a Proxy

   You may revoke your proxy before it is voted by writing to the Secretary of C-COR at the address on the cover of this proxy statement, by submitting a new proxy card bearing a later date than the one you wish to revoke, by entering new instructions on either the telephone or Internet voting system, or by attending the meeting and voting in person.

Quorum

   In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the shares of our common stock eligible to vote must be represented at the meeting, either by proxy or in person. Votes withheld, abstentions and broker non-votes will be counted for quorum purposes but not for voting purposes and are not considered to be votes cast. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Voting Requirements

   The three director nominees receiving the highest number of votes will be elected to fill the seats on the Board. Approval of Proposal Nos. 2, 3 and 4 and any other matters brought before the meeting will require the favorable vote of a majority of the votes cast.

Solicitation of Proxies

   This solicitation is being made by C-COR and we will pay the cost of preparing and mailing the Notice of Annual Meeting of Shareholders, this proxy statement and the proxy card. In addition to use of the mails, proxies may be solicited by our officers, directors and other employees by telephone or personal solicitation. We will not pay additional compensation to these individuals. We may pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners. We may also hire and pay a professional proxy solicitor.

Electronic Delivery

   The 2002 Annual Report to Shareholders, Annual Report on Form 10-K, Notice of Annual Meeting of Shareholders and this proxy statement are also available on our corporate web site at http://www.c-cor.net. In the future, instead of receiving copies of the annual report and proxy materials in the mail, shareholders can elect to receive an e-mail which will provide a link to these documents on the Internet. Opting to receive your annual report and proxy materials online saves us the cost of producing and mailing bulky documents. To give your consent to receive future documents via electronic delivery, please visit our web site and follow the registration procedures for electronic delivery.

Quarterly Reports

   As an additional measure to reduce printing and mailing costs, as of the first quarter of fiscal year 2002 we no longer mail printed quarterly reports to shareholders. Our quarterly reports continue to be available at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC's web site at http://www.sec.gov and on our corporate web site at http://www.c-cor.net.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   Three directors are to be elected to hold office for a term of three years or until their successors shall have been elected and qualified. The shares represented by your proxy will be voted for the nominees whose names appear herein, unless authority to vote for one or more of such nominees is specifically withheld. In the event any nominee is unable to serve, the persons designated as proxies in the accompanying proxy card reserve full discretion to cast votes for another person.

   The three director nominees receiving the highest number of votes cast by shareholders entitled to vote thereon will be elected to serve on the Board of Directors. All of the nominees have indicated that they are willing to stand for election and are willing to serve, if elected. If any of the nominees should decline to serve or become unavailable, an event that the Board of Directors does not anticipate, the persons named in the proxy will vote for new nominees designated by the Board of Directors or the Board of Directors will reduce the number of directors accordingly.

   The following table sets forth information regarding director nominees as well as continuing directors of C-COR. Unless otherwise indicated, the offices referred to in the table are offices of C-COR.

                                       Principal Occupations
                                        and Business During                      Year First
                                        Last Five Years and                       Became a
Name and Age                           Current Directorships                      Director
------------        ------------------------------------------------------------ ----------
To be elected for a term expiring in 2005:

David A. Woodle, 46 Chairman since October 2000; Chief Executive Officer since      1998
                    July 20, 1998; Vice President and General Manager, Strategic
                    Systems of Raytheon Systems Company, a company providing
                    computer systems integration services to government and
                    commercial customers, from January 1998 to July 1998; Vice
                    President and General Manager, Raytheon E-Systems, HRB
                    Systems from June 1996 to January 1998. Director, Morefield
                    Communications, Inc.

                                                 Principal Occupations
                                                  and Business During                      Year First
                                                  Last Five Years and                       Became a
Name and Age                                     Current Directorships                      Director
------------                  ------------------------------------------------------------ ----------

I. N. Rendall Harper, Jr., 64 President, Chief Executive Officer and Treasurer, American      1982
                              Micrographics Company, Inc., a computer graphics
                              company, since 1977. Partner, Keystone Minority Capital
                              Fund since May 1994. Director, Duquesne University and
                              Three Rivers Bank.

Dr. James E. Carnes, 63...... Retired; formerly, President and Chief Executive Officer of     New
                              the Sarnoff Corporation, a company providing industry and    Nomination
                              government supported electronics, information and
                              biomedical research and development services, from
                              January 1994 to June 2002.

Continuing Members of the Board--terms expiring in 2003:

Donald M. Cook, Jr., 71...... Retired; formerly, President and Chief Operating Officer,       1988
                              SEMCOR, Inc., a company providing systems engineering
                              and management services, from May 1990 to January 1996.

Michael J. Farrell, 52....... Chairman, Chief Executive Officer and President, Farrell &      1999
                              Co., an investment banking firm specializing in investing in and organizing mergers involving manufacturing companies,
                              since 1982; Chairman, Chief Executive Officer and Director of Freedom Forge Corporation, a producer of rail and
                              industrial forgings, since July 2001. Freedom Forge
                              Corporation commenced a Chapter 11 bankruptcy
                              proceeding in July 2001. Director, Federated Investors, Inc.
                              and Pittsburgh Flatroll Company; Board of Visitors--The
                              Pennsylvania State University Smeal College of Business
                              Administration.

Rodney M. Royse, 36.......... Consultant providing buy-side advisory services to financial    2002
                              institutions since November 2001; Executive Vice President and Chief Financial Officer, MobileForce Technologies,
                              Inc., a company providing mobile workforce management
                              software applications, from December 1999 to June 2001.
                              Partner and Senior Executive Director, Intermedia Partners,
                              a multiple system, broadband network services provider,
                              from July 1990 to October 1999.

Continuing Members of the Board --terms expiring in 2004:

John J. Omlor, 67............ President and Chief Executive Officer, John J. Omlor            1989
                              Associates, Ltd., a general business consulting firm, since
                              1981; Executive Vice President and Chief Financial Officer,
                              Paper Manufacturers Co., a manufacturer of office
                              consumables, from September 1987 to September 1997.
                              Director, Paper Manufacturers Co., FCG, Inc. and PBI
                              International.

Dr. James J. Tietjen, 69..... Dean Emeritus, School of Technology Management, The             1987
                              Stevens Institute of Technology, since August 2000; Dean
                              from July 1996 to August 2000. Director, SynQuest, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES PRESENTED.

      PROPOSAL NO. 2--APPROVAL OF THE AMENDED AND RESTATED INCENTIVE PLAN

   The C-COR.net Incentive Plan (the "Incentive Plan") was unanimously approved by the Board of Directors on April 29, 1998 as a successor to the 1988 Stock Option Plan and the 1989 Non-Employee Directors' Non-Qualified Stock Option Plan. On August 13, 2002, the Board of Directors unanimously approved certain amendments to and restated the Incentive Plan. The amendments (i) increase from 5,000,000 to 7,075,000 the maximum aggregate number of shares of common stock that may be issued under the Incentive Plan, (ii) limit the number of shares of common stock available for awards of Restricted Stock and Performance Shares and for the payment of Performance Units to 100,000 shares, (iii) extend the exercise periods for vested options after an optionee ceases to be an employee or director, and (iv) effect certain other administerial changes in the terms and conditions of awards under the Incentive Plan.

   Proposal No. 2 seeks shareholder approval of the Incentive Plan as amended and restated by the Board on August 13, 2002. If Proposal No. 2 is approved, the Incentive Plan as amended and restated will be deemed effective as of August 13, 2002.

   The following summary describes the material features of the Incentive Plan as amended.

Term and Purpose.

   The Incentive Plan became effective October 1, 1998. No awards may be granted under the Incentive Plan after April 29, 2008, but awards granted prior to such date may extend beyond that date. The purpose of the Incentive Plan is to enable the Company to offer certain of its officers, key employees and directors equity interests in the Company and other incentive awards, including performance-based stock incentives, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

Administration.

   The Incentive Plan is administered and interpreted by the Board; provided, however, that the authority to grant securities under the Incentive Plan with respect to individuals recognized as insiders for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, has been delegated to and vested in a Primary Committee consisting of two or more non-employee Board members. The Board may also, in its discretion, delegate its responsibilities under the Incentive Plan with respect to participants who are not insiders for purposes of Section 16 of the Exchange Act to a committee of two or more Board members.

   The Incentive Plan provides for the grant of Stock Options, Restricted Stock, Performance Shares and Performance Units. The Board or the Primary Committee, as applicable, has the authority to select the eligible persons to whom awards under the Incentive Plan may from time to time be granted; to determine whether and to what extent awards are to be granted under the Incentive Plan to one or more eligible persons; to determine the number of shares of common stock to be covered by each such award granted; to determine the terms and conditions, not inconsistent with the terms of the Incentive Plan, of any award granted under the Incentive Plan, including the option or purchase price, any restriction or limitation on the award or the underlying shares of common stock, any vesting schedule or acceleration provisions, and any forfeiture provisions. Subject to the terms of the Incentive Plan and the responsibilities vested in the Primary Committee, the Board has the authority to administer and interpret the Incentive Plan and to prescribe rules, guidelines and practices for administration of the Incentive Plan. Any decision, interpretation or other action made or taken in good faith by the Board will be final, binding and conclusive.

Shares Available Under Incentive Plan.

   The maximum aggregate number of shares of common stock that may be issued under the Incentive Plan shall be 7,075,000 shares, plus an additional number of shares that remained available for grant under the 1988

Stock Option Plan and the 1989 Non-Employee Directors' Non-Qualified Stock Option Plan at the effective date of the Incentive Plan on October 1, 1998. The total number of shares available for grant as Restricted Stock, Performance Shares or as payment for the satisfaction of Performance Units shall be limited to an aggregate total of 100,000 shares. The shares of common stock issued under this Plan may be either authorized and unissued common stock or issued common stock reacquired by the Company. If any Option granted under the Incentive Plan expires, terminates or is cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Incentive Plan. Further, if any shares of Restricted Stock granted hereunder are forfeited or any award of Performance Shares terminates without the delivery of such shares, the shares subject to such award, to the extent of such forfeiture or termination, shall again be available under this Plan.

   In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the common stock, such substitution or adjustment will be made in the maximum aggregate number of shares that may be issued under the Incentive Plan, in the maximum aggregate number of shares with respect to which Stock Options or Performance Shares may be granted under the Incentive Plan to any individual during any calendar year, in the number and option price of shares subject to outstanding Stock Options granted under the Incentive Plan, and in the number of shares subject to other outstanding awards granted under the Incentive Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

Eligibility.

   Officers and employees of the Company and its subsidiaries are eligible to be granted awards under the Incentive Plan. Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to be granted awards other than Incentive Stock Options under the Incentive Plan.

Types of Awards.

   Stock Options. A stock option is a contractual right to purchase a number of shares at a price determined at the date the option is granted. Stock Options granted under the Incentive Plan may be designated Non-Qualified Stock Options (that is, options that do not qualify as incentive stock options under the Internal Revenue Code) or Incentive Stock Options. Each Stock Option granted under the Incentive Plan will be evidenced by, and subject to the terms of, a Stock Option Certificate that specifies the number of shares of common stock subject to the Stock Option, the option exercise price, the option term, whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, and other terms and conditions applicable to the Stock Option.

   Price and Term. The option exercise price for Stock Options granted under the Incentive Plan will be fixed by the Board at the time of grant, but may not be less than 100% of the fair market value of a share of common stock on the date the option is granted. The term of Stock Options granted under the Incentive Plan will be fixed by the Board at the time of grant, but no Stock Option may be exercisable more than eight years after the date it is granted. With respect to any individual owning shares of common stock representing 10% or more of the total combined voting power of all classes of stock of the Company (a "10 Percent Holder"), special exercise price and term limits apply. If a 10 Percent Holder receives an Incentive Stock Option, the option price must be at least 110% of the fair market value of a share of common stock on the date the option is granted and the Incentive Stock Option may not be exercisable more than five years from the date of its grant.

   Exercisability and Method of Exercise. The Board has the authority, at the time a Stock Option is granted, to provide that the Stock Option will become exercisable in installments, or only after a specified waiting period. When these provisions are satisfied, the Stock Option is "vested" and may be exercised in accordance with the terms of the Incentive Plan. The Board may waive or amend any installment exercise or waiting period provisions after the Stock Option is granted, based on such factors as the Board, in its sole discretion, deems appropriate. Stock Options that are vested may be exercised in whole or in part at any time during the option term by delivering to the Company (i) written notice of exercise, specifying the number of shares of common stock to be purchased and the option exercise price, (ii) payment in full of the option exercise price and (iii) if requested by the Board, a written representation that the purchase is being made for investment only and not with a view to distribution. Unless otherwise determined by the Board at or after the time of grant, the option exercise price may be paid in the form of C-COR common stock owned by the optionee (and for which the optionee has good title free and clear of any liens and encumbrances), based on the fair market value of the common stock on the date of exercise, or through a broker-assisted cashless exercise. Upon payment of the option exercise price and fulfillment of all other requirements of exercise, a stock certificate representing the number of shares of common stock to which the optionee is entitled will be issued and delivered to the optionee. An optionee will not be deemed to be the holder of common stock, or to have the rights of a holder of common stock, unless and until a stock certificate representing the shares subject to the Stock Option is issued to the optionee.

   To the extent that the aggregate fair market value (determined as of the date of grant) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by the participant during any calendar year under the Incentive Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Internal Revenue Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

   Termination of Employment or Service. Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company for any reason other than normal retirement, disability or death, (i) any Stock Option granted prior to April 17, 2001 held by the optionee that was vested as of the date of the termination of employment or service may be exercised by the optionee for a period of thirty days following the date of termination or until the expiration of the stated term of the Stock Option, whichever period is shorter, and (ii) any Stock Option granted on or after April 17, 2001 held by the optionee that was vested as of the date of the termination of employment or service may be exercised by the optionee for a period of ninety days following the date of termination or until the expiration of the stated term of the Stock Option, whichever period is shorter. Any Stock Option that was not exercisable on the date of the termination of employment or service will terminate on that date.

   Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company by reason of death, all of the Stock Options held by the optionee will become fully vested and immediately exercisable, and may be exercised by the optionee (or the legal representative of the optionee's estate) for a period of one year after the date of the optionee's death or retirement or until the expiration of the stated term of the Stock Option, whichever is shorter.

   Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company as a result of a disability (as determined by the Board, in its sole discretion), any Stock Option held by the optionee that was exercisable on the date of the termination of employment or service may be exercised by the optionee for a period of one year after the date of the termination or until the expiration of the stated term of the Stock Option, whichever period is shorter; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by the optionee will be exercisable by the legal representative of the optionee's estate, to the extent it was exercisable at the time of death, for a period of one year after the date of the optionee's death or until the expiration of the stated term of the Stock Option, whichever is shorter.

   Unless otherwise determined by the Board at the time the Stock Option is granted, upon an optionee's retirement, all Stock Options held by the optionee will become fully vested and exercisable over periods ranging from one year to the end of the stated term of the option depending upon when the options were granted, the individual's position and the exercise price.

   The Board may, in its sole discretion, accelerate the exercisability of any outstanding Stock Option and/or to extend the post-termination exercise period for any Stock Option held by an optionee who ceases to be an employee or director of the Company, provided that the post-termination exercise period may not extend beyond the expiration of the stated term of such Stock Option.

   Notwithstanding any other provision of the Incentive Plan, if an optionee's service with the Company is terminated for misconduct (as determined by the Board and defined in the Incentive Plan) or if an optionee engages in misconduct during the post-termination exercise period, all Stock Options held by such optionee will terminate immediately and cease to be outstanding.

   Restricted Stock. An award of Restricted Stock gives the participant the right to receive shares of common stock at the end of a specified period (the "Restriction Period") if he or she continues to be an employee or director of the Company throughout the Restriction Period. Restricted Stock that has not vested will be forfeited to the Company if the participant ceases to be an employee or director of the Company during the Restriction Period.

   Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of common stock subject to each award, the time or times within which such awards may be subject to forfeiture, the vesting schedule and any rights to accelerate the vesting schedule, and any other terms and conditions of the awards. The Board may provide for the lapse of restrictions in installments and may waive such restrictions, in whole or in part, at any time after the date of the award, based on such factors as the Board, in its sole discretion, deems appropriate.

   Each award of Restricted Stock will be evidenced by, and subject to the terms of, a Restricted Stock Award Certificate which will specify the number of shares of common stock subject to the award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to the award. When Restricted Stock is granted to a participant, stock certificates representing the number of shares of common stock covered by the award will be issued in the name of the participant, but will be held in custody by the Company for as long as the Restricted Stock remains subject to forfeiture. When the award or any portion of the award ceases to be subject to forfeiture, a stock certificate representing such shares will be released from custody and delivered to the participant. A participant will have all of the rights of a holder of common stock with respect to shares subject to the award, including the right to vote such shares and to receive dividends thereon, except that the participant will not be permitted to sell, transfer, pledge or assign the shares as long as they are held in custody by the Company.

   Termination of Employment or Service. Subject to the provisions of the Incentive Plan and the Restricted Stock Award Certificate, if a participant ceases to be an employee or director of the Company during the Restriction Period due to death, disability or retirement, the restrictions will lapse with respect to the percentage of the Restricted Stock Award granted to the participant that is equal to the percentage of the Restriction Period that has elapsed as of the date such participant ceases to be an employee or director and stock certificates representing such shares of common stock shall be released from custody. If a participant ceases to be an employee or director for any reason other than normal retirement, disability or death, all Restricted Stock will be forfeited to the Company.

   Distributions. In the event of a dividend or distribution payable in stock or a reclassification, stock split or split-up, the shares issued or declared in respect of Restricted Stock will be subject to the same terms and conditions relating to forfeiture as the Restricted Stock to which they relate.

   Performance Shares. A Performance Share gives the participant the right to receive shares of common stock at the end of a specified performance period (the "Performance Period") upon the attainment of specified performance goals, which if applicable shall be established in accordance with the requirements of
Section 162(m) of the Internal Revenue Code. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

   Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, Performance Shares will be awarded, the number of Performance Shares to be included in each award, the duration of the Performance Period, the conditions under which the Performance Shares will vest, and the other terms and conditions of the awards.

   Each award of Performance Shares will be evidenced by, and subject to the terms of, a Performance Share Certificate which will specify the number of shares of common stock subject to the award, the applicable Performance Period, the applicable performance goals and the other terms and conditions applicable to the award. At the expiration of the Performance Period, if the Board, in its sole discretion, determines that the performance goals specified in the Performance Share Certificate and all other material terms of the award have been satisfied, a stock certificate representing the shares of common stock covered by the Performance Share award will be issued and delivered to the participant. A participant will not be deemed to be the holder of common stock, or to have the rights of a holder of common stock, unless and until a stock certificate representing the shares subject to the Performance Share award is issued to the participant.

   Termination of Employment or Service. Unless otherwise provided for by the Board at the time of grant, if a participant ceases to be an employee or director of the Company during the Performance Period for any reason (including death, disability or retirement), all Performance Shares will be forfeited to the Company.

   Performance Units. A Performance Unit gives the participant the right to receive a fixed dollar amount, payable in cash, shares of common stock, or a combination, at the end of a specified period of time (the "Performance Cycle") upon the attainment of specified performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Internal Revenue Code. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Cycle, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

   Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, Performance Units will be awarded, the number of Performance Units to be included in each award, the duration of the Performance Cycle, the conditions under which the Performance Units will vest, the ability of participants to defer the receipt of payment of Performance Units, and the other terms and conditions of the awards.

   Each award of Performance Units will be evidenced by, and subject to the terms of, a Performance Unit Certificate which will specify the dollar value of the award, the applicable Performance Cycle, the applicable performance goals and the other terms and conditions applicable to the award.

   Vesting; Payment. After the expiration of a Performance Cycle, the Board, in its sole discretion, will determine if the performance goals and all other material terms of the award have been satisfied. If the Board determines that such performance goals and other material terms have been satisfied, the participant will receive payment of the amount specified in the Performance Unit Certificate as soon as practicable thereafter. Payment may be made in cash, shares of common stock or a combination of both, as determined by the Board, in its sole discretion.

   Termination of Employment or Service. Unless otherwise provided for by the Board at the time of grant, if a participant ceases to be an employee or director of the Company during the Performance Cycle for any reason (including death, disability or retirement), the Performance Units will be forfeited to the Company.

Individual Limits.

   During any calendar year, individual limits apply to grants made under the Incentive Plan. The maximum number of shares of common stock that may be subject to Stock Options is 750,000 shares, the maximum number of shares of common stock that may be subject to Performance Share awards is 100,000 shares and the maximum dollar amount of Performance Unit awards is $4,000,000.

Change of Control.

   In the event of a Change of Control (as defined below), all outstanding Stock Options will immediately become fully exercisable, restrictions will lapse with respect to a percentage of each outstanding Restricted Stock award equal to the percentage of the Restriction Period that has elapsed as of the date of the Change of Control and all Performance Share awards and all Performance Units will immediately become fully vested. For purposes of the Incentive Plan, a "Change of Control" is defined to mean the occurrence of any one of the following: (i) any person or group of persons acting in concert acquires ownership of or the right to vote or to direct the voting of shares of capital stock of the Company representing 30% or more of the total voting power of the Company, or (ii) the Company merges or consolidates with another corporation and less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or (iii) the Company sells more than 50% of its assets to another corporation or other entity or person, or (iv) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were the directors of the Company before the transaction cease to constitute a majority of directors of the Company.

Federal Income Tax Consequences.

   The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. Also not discussed are tax consequences that may exist for optionees who work or reside outside the United States, with respect to the laws of such foreign nations of work or residence. The Incentive Plan contains authority for the Board of Directors to grant options with special terms and conditions, as may be considered desirable by the Board to improve the tax efficacy of the stock option under the tax laws of such country.

   Non-Qualified Stock Options. Under present Treasury regulations, an optionee who is granted a Non-Qualified Stock Option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax in the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will realize a capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

   Incentive Stock Options. An optionee is not taxed at the time an Incentive Stock Option is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option.

   If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not realize income upon exercise of the option and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

   If the optionee meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a disqualifying disposition.

   Different consequences will apply for an optionee subject to the alternative minimum tax.

   Restricted Stock. Because Restricted Stock is subject to forfeiture, receipt of the award will not be a taxable event to the participant for federal income tax purposes. Rather, the participant will be deemed to receive compensation taxable as ordinary income, and the Company will be entitled to an equivalent deduction (subject to any applicable Internal Revenue Code limitation), on the date the forfeiture provisions lapse or are waived. The participant's income and the Company's deduction are equal to the fair market value of the shares of common stock subject to the award on the date of lapse or waiver of the restrictions.

   Performance Shares. A participant will not be taxed upon the grant of Performance Shares. Upon receipt of the underlying shares of common stock, the participant will be taxed at ordinary income tax rates on the fair market value of the shares of common stock received, and the Company will be entitled to a corresponding tax deduction. The participant's basis in any shares of common stock acquired pursuant to a Performance Share award will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

   Performance Units. A participant will not be taxed upon the grant of Performance Units. Upon receipt of the underlying cash, the participant will be taxed at ordinary income tax rates on the amount of cash received, and the Company will be entitled to a corresponding tax deduction. If the participant receives shares of common stock in lieu of cash, he or she will be taxed at ordinary income tax rates on the fair market value of the shares received.

   THE FOREGOING IS A GENERAL SUMMARY OF CURRENT FEDERAL INCOME TAX TREATMENT. THESE TAX RULES ARE COMPLEX AND SUBJECT TO CHANGE. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR MORE DETAILED INFORMATION AS TO THE TAX CONSEQUENCES APPLICABLE TO HIS OR HER OWN SITUATION.

Withholding of Taxes.

   The Company has the right to reduce the number of shares of common stock otherwise deliverable pursuant to the Incentive Plan by an amount that would have a fair market value equal to the amount of all federal, state and local taxes to be withheld, or to deduct the amount of these taxes from any cash payment to be made to a participant pursuant to the Incentive Plan or otherwise. In connection with this withholding, the Board may make such arrangements, consistent with the Incentive Plan, as it deems appropriate.

Termination or Amendment.

   The Board may at any time amend, discontinue or terminate the Incentive Plan in whole or in part, provided that unless otherwise required by law, the rights of a participant with respect to awards granted prior to the amendment, discontinuance or termination may not be impaired without the participant's consent. The Company will seek the approval of its shareholders for an amendment if such approval is necessary to comply with the Internal Revenue Code, Federal or state securities law or any other applicable rules or regulations. Unless sooner terminated, the Incentive Plan will expire on April 29, 2008, and no awards may be granted after that date.

   The Board may amend the terms of any award previously granted under the Incentive Plan, prospectively or retroactively, but no amendment or other action by the Board may impair the rights of any holder without the holder's consent.

Awards to be Granted to Certain Individuals and Groups

   As indicated above, the Board of Directors, or the Primary Committee with regard to certain insiders of C-COR, has the discretion to determine the number and type of awards granted under the Incentive Plan. Consequently, the actual number and type of awards to be granted in the future under the Incentive Plan are not determinable. No awards have been granted under the Incentive Plan that depend upon the approval of the amendments proposed to shareholders at this Annual Meeting. Awards granted under the Incentive Plan in prior fiscal years are reflected in the Equity Compensation Plans table set forth below.

Equity Compensation Plans

   The following table sets forth additional information as of June 28, 2002 with respect to our equity compensation plans that provide for the issuance of stock options, warrants or rights to purchase C-COR securities. The table does not reflect the additional shares covered by the amendments to the Incentive Plan being submitted for shareholder approval.

                                                                                      Number of securities
                                          Number of securities                       remaining available for
                                           to be issued upon    Weighted average      future issuance under
                                              exercise of       exercise price of      equity compensation
                                          outstanding options  outstanding options plans (excluding securities
                                              and warrants        and warrants     reflected in first column)
                                          -------------------- ------------------- ---------------------------
Equity compensation plans approved by
  security holders.......................      6,340,126             $10.60                  335,342
Equity compensation plans not approved by
  security holders.......................        301,147             $ 3.65                       --
                                               ---------             ------                  -------
Total....................................      6,641,273             $10.28                  335,342
                                               =========             ======                  =======

   Equity compensation plans not approved by security holders represent plans assumed in connection with the acquisitions of Convergence.com Corporation, Silicon Valley Communications, Inc., Worldbridge Broadband Services, Inc. and MobileForce Technologies, Inc. Each of the assumed plans covered warrants, stock options or a combination thereof. The warrants or stock options covered by the assumed plans were converted at applicable exchange ratios into warrants or stock options to purchase C-COR common stock. No future awards may be granted under these plans and all existing awards vested immediately upon C-COR's assumption of the plans.

   The favorable vote of a majority of the shares of common stock cast on Proposal No. 2 by the shareholders entitled to vote thereon at the annual meeting, is required for approval of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

         PROPOSAL NO. 3--APPROVAL OF INCREASE IN DIRECTOR COMPENSATION

   The Company's shareholders are being asked to consider and approve a one time stock option grant to non-employee directors and an increase in the annual compensation paid to non-employee directors in the form of stock options. The Company consistently strives to attract and retain qualified individuals that are knowledgeable in the industry in which the Company does business to serve on its board of directors. In the past, the Company has compensated its directors with options to purchase the Company's common stock to strengthen the non-employee directors' relationship with the Company. A recent review of C-COR's peer companies and other market data reported in the Investor Responsibility Research Center's report on Board Practices and Board Pay has revealed that our directors have not received compensation commensurate with their peers.

   On August 20, 2002, the Compensation Committee reviewed the director compensation information and adopted a motion to declare a special stock option grant for 7,500 shares to each non-employee director and to increase the annual compensation paid to non-employee directors from 2,000 stock options to 7,500 stock options. The Compensation Committee adopted the following resolutions subject to the approval by the shareholders:

       RESOLVED, that the Company grant to each non-employee director a stock option to purchase 7,500 shares of common stock of the Company at an exercise price per share equal to the fair market value of C-COR common stock as of November 6, 2002 and subject to the terms and conditions of the Company's Incentive Plan.

       RESOLVED, that the Company shall increase the annual compensation paid to each non-employee director from 2,000 to 7,500 options to purchase shares of common stock of the Company subject to the terms and conditions of the Company's Incentive Plan.

   The favorable vote of a majority of the shares of common stock cast on Proposal No. 3 by the shareholders entitled to vote thereon at the Annual Meeting, is required for approval of Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                    PROPOSAL NO. 4--APPOINTMENT OF AUDITORS

   The Audit Committee of the Board of Directors has appointed KPMG LLP as independent auditors for C-COR for the fiscal year ending June 27, 2003. Although not required to do so, the Board of Directors is submitting the appointment of that firm for approval at the Annual Meeting. KPMG LLP has audited C-COR's financial statements since 1992 and is considered by the Audit Committee to be well-qualified. If the appointment is not approved, the Audit Committee will reconsider its appointment. Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   The favorable vote of a majority of the shares of Common Stock cast on Proposal No. 4 by the shareholders entitled to vote thereon at the Annual Meeting is required for approval of Proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

                            ADDITIONAL INFORMATION

Board of Directors

   During fiscal year 2002, non-employee board members received an annual retainer of $10,000 if they did not serve as the chairperson of any Committee or $11,000 if they served as a chairperson, and $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of the Committees thereof that they attended, except that they received only $500 if a meeting was attended by teleconference. In fiscal year 2003, each director serving as a chairperson of a Committee will receive $5,000 in additional compensation, which is an increase of $4,000. Each director receives a grant of options to purchase 30,000 shares of our common stock upon his or her initial election as a director and an annual grant of options to purchase 2,000 shares of our common stock thereafter. These options have an exercise price equal to the fair market value of the common stock on the date of grant. If Proposal No. 3 is approved, each director will receive an annual grant of options to purchase 7,500 shares of our common stock which is an increase of 5,500 options.

   The Board of Directors held six (6) meetings during fiscal year 2002. Each of the incumbent directors attended over 75% of the meetings of the Board of Directors and Committees on which they served. The standing committees of the Board are the Governance Committee, the Audit Committee, the Compensation Committee and the Strategic Planning Committee. The members of all of these committees are appointed by the Board.

   The C-COR Bylaws prohibit an individual aged 70 or older from being appointed or elected to the Board of Directors. Dr. Frank Rusinko, Jr. is currently 71 years of age and will retire from the Board of Directors when his term expires at this Annual Meeting. The Governance Committee has nominated Dr. James E. Carnes to replace Dr. Frank Rusinko, Jr. for a term expiring in 2005. Governance Committee

   The Governance Committee is currently comprised of Dr. James J. Tietjen (Chairman), Donald M. Cook, Jr., Michael J. Farrell and John J. Omlor. The Governance Committee is responsible for developing, setting and maintaining corporate governance standards and recommending nominees for election to the Board of Directors and as executive officers. The Governance Committee held four (4) meetings during the last fiscal year.

Audit Committee

   The Audit Committee is currently comprised of John J. Omlor (Chairman), Michael J. Farrell, I. N. Rendall Harper, Jr. and Dr. Frank Rusinko, Jr. Each of the members of the Audit Committee is independent as currently defined under the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for determining the adequacy of corporate accounting, financial and operating controls and the engagement of our independent auditors. The Audit Committee meets with our independent auditors to review the services rendered by them to C-COR. During the last fiscal year, the Audit Committee held six (6) meetings.

Compensation Committee

   The Compensation Committee is currently comprised of Donald M. Cook, Jr. (Chairman), I. N. Rendall Harper, Jr., Rodney M. Royse and Dr. Frank Rusinko, Jr. The Compensation Committee is responsible for managing C-COR's stock option plans, the Incentive and Retention Plan, and approving the compensation of officers of C-COR. No member of the Compensation Committee is an employee of C-COR or an executive officer of a company on whose board an executive officer of C-COR serves as a director. The Compensation Committee held six (6) meetings during the last fiscal year.

Strategic Planning Committee

   The Strategic Planning Committee, currently comprised of David A. Woodle (Chairman), Donald M. Cook, Jr., Michael J. Farrell, I. N. Rendall Harper, Jr., John J. Omlor, Rodney M. Royse, Dr. Frank Rusinko, Jr. and Dr. James J. Tietjen, permits C-COR's management to discuss strategic planning with experienced directors. The Strategic Planning Committee held one (1) meeting during the last fiscal year.

                         REPORT OF THE AUDIT COMMITTEE

   The primary role of the Audit Committee is to assist the Board of Directors in its oversight of C-COR's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing C-COR's consolidated financial statements and expressing an opinion as to whether the consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States.

   In the performance of its oversight function, the Audit Committee has reviewed and discussed C-COR's audited financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independent auditors and their independence from C-COR and its management, and has considered whether the independent auditors' provision of non-audit services to C-COR is compatible with maintaining the auditors' independence.

   The Audit Committee discussed with C-COR's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the results of timely limited quarterly reviews, their evaluations of C-COR's internal controls and the overall quality of C-COR's financial reporting.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that C-COR's consolidated audited financial statements be included in C-COR's 2002 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 28, 2002 for filing with the Securities and Exchange Commission.

   In addition, the Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined in the listing standards of the National Association of Securities Dealers.

                                          Audit Committee

                                          John J. Omlor, Chairman
                                          Michael J. Farrell
                                          I. N. Rendall Harper, Jr.,
                                          Dr. Frank Rusinko, Jr.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

   KPMG LLP has been the Company's independent accounting firm and has audited the consolidated financial statements of C-COR since 1992. In addition to performing the audit of C-COR's consolidated financial statements, KPMG provided various other services during fiscal year 2002.

   The aggregate fees billed for fiscal year 2002 for each of the following categories of services are set forth below:

   Audit and quarterly reviews of C-COR's consolidated financial statements..................................................... $168,250
   Financial information systems design and implementation.......... $    -0-
   All other services............................................... $278,531

   "All other services" includes (1) tax planning and the review of tax returns for C-COR, (2) services performed in connection with filings with the Securities and Exchange Commission, (3) evaluating the effects of various accounting issues and changes in professional standards and (4) audits of benefit plans.

                 SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

   The following table shows, as of August 19, 2002, as to each director and nominee for director of C-COR, and as to the Chief Executive Officer and each of the executive officers of C-COR listed in the Summary Compensation Table included elsewhere in this proxy statement, and as to all of C-COR's directors, director nominees and executive officers as a group (including the Chief Executive Officer), the amount and nature of beneficial ownership of C-COR's common stock. All stock with respect to which a person has the right to acquire beneficial ownership within 60 days is considered beneficially owned by that person for purposes of this table even though such stock may not be actually outstanding. Unless otherwise noted, all shares are owned directly with sole voting and sole investment power.

                                                                                     Amount and
                                                                                     Nature of       Percent of
Name of Beneficial Owner                                                        Beneficial Ownership   Class
------------------------                                                        -------------------- ----------
John O. Caezza.................................................................         33,462(1)          *
Donald M. Cook, Jr.............................................................         43,500(2)          *
Douglas W. Engerman............................................................         22,500(3)          *
Michael J. Farrell.............................................................         81,000(4)          *
William T. Hanelly.............................................................         79,582(5)          *
I. N. Rendall Harper, Jr.......................................................         26,600(6)          *
John J. Omlor..................................................................         60,500(7)          *
Rodney M. Royse................................................................         31,687(8)          *
Dr. James J. Tietjen...........................................................         53,500(9)          *
David A. Woodle................................................................        339,403(10)         *
Kenneth A. Wright..............................................................         52,948(11)         *
All directors, director nominees and executive officers as a group (17 persons)      1,256,553(12)      3.5%

--------
 *   Represents less than 1% of C-COR's Common Stock
(1) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 31,250 shares of Common Stock and 1,485 shares of Common Stock held by Mr. Caezza's spouse.
(2) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 34,500 shares of Common Stock.
(3) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 22,500 shares of Common Stock.
(4) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 31,000 shares of Common Stock.
(5) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 71,363 shares of Common Stock and 2,690 shares held for Mr. Hanelly's account in C-COR's Retirement Savings and Profit Sharing Plan.
(6) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 21,000 shares of Common Stock.
(7) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 34,500 shares of Common Stock and 20,000 shares of Common Stock held under a deferred benefit plan of John J. Omlor Associates, Ltd.
(8) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 31,687 shares of Common Stock.
(9) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 35,500 shares of Common Stock.
(10) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 310,033 shares of Common Stock and 25,405 shares held for Mr. Woodle's account in C-COR's Retirement Savings and Profit Sharing Plan.
(11) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 50,000 shares of Common Stock, 1,147 shares held for Mr. Wright's account in C-COR's Retirement Savings and Profit Sharing Plan and 800 shares held by Mr. Wright's sons.
(12) Includes options (exercisable at August 19, 2002 or within 60 days thereof) to purchase 1,070,653 shares of Common Stock and 39,539 shares of Common Stock held for accounts in C-COR's Retirement Savings and Profit Sharing Plan.

                               PRINCIPAL HOLDERS

   The following table sets forth, as of August 19, 2002 (unless otherwise noted), the beneficial ownership of C-COR's common stock of each person who is known by C-COR to own beneficially more than 5% of the issued and outstanding shares of its common stock. C-COR has relied on information received from each of the shareholders as to beneficial ownership, including information contained on Schedule 13G.

                                                 Amount and
                                                 Nature of       Percent
      Name of Beneficial Owner              Beneficial Ownership of Class
      ------------------------              -------------------- --------
      Perkins, Wolf, McDonnell & Company...      3,742,450(1)     10.3%
       53 West Jackson Boulevard, Suite 722
       Chicago, IL 60604

      Citigroup, Inc.......................      4,888,390(2)     13.4%
       339 Park Avenue
       New York, NY 10043

      Veredus Asset Management LLC.........      2,037,150(3)      5.6%
       6060 Dutchmans Lane, Suite 320
       Louisville, KY 40205

      Lazard Asset Management Ltd..........      2,813,450(4)      7.7%
       21 Moorfields Street
       London, UK 2C2P2HT

--------
(1) Based upon a Schedule 13G, dated April 30, 2002 filed by Perkins, Wolf, McDonnell & Company ("Perkins"). Perkins reported sole voting power and sole dispositive power to 49,250 of these shares and shared voting power and shared dispositive power to 3,693,200 of these shares.
(2) Based upon an amended Schedule 13G, dated February 28, 2002, filed by Citigroup, Inc. ("Citigroup") and Salomon Smith Barney Holdings Inc. ("SSB Holdings") and Smith Barney Fund Management LLC ("SBF"). SSB Holdings is the sole stockholder of SBF. Citigroup is the sole stockholder of SSB Holdings. Citigroup reported sole voting power and sole dispositive power to none of these shares and shared voting power and shared dispositive power to all of these shares.
(3) Based upon a Schedule 13F for the quarter ended June 30, 2002 filed by Veredus Asset Management LLC.
(4) Based upon a Schedule 13F for the quarter ended June 30, 2002 filed by Lazard Freres & Co. LLC.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Report of Board of Directors' Compensation Committee on Executive Compensation

   The Compensation Committee (the "Committee") is currently comprised of Mr. Cook (Chairman), Mr. Harper, Mr. Royse and Dr. Rusinko, none of whom is or has been an officer or employee of C-COR.

   The Committee is responsible for reviewing compensation for senior executives, overseeing the Incentive and Retention Plan and administering C-COR's stock option plans, which include the current Incentive Plan and its predecessors, the 1988 Stock Option Plan and 1989 Non-Employee Directors' Non-Qualified Stock Option Plan.

   The executive compensation programs of C-COR are designed to achieve three fundamental objectives: (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic objectives of C-COR; and (3) align the interests of senior management with the long-term interests of C-COR's shareholders. At present, the basic components of the executive compensation program are base salaries, the Incentive and Retention Plan and long-term incentive compensation. C-COR also provides broad-based employee benefit plans and certain other executive benefit plans. During fiscal year 2002, the Committee continued to review C-COR's compensation programs and practices.

   Base Salary: Base salaries for executives, including that of the Chief Executive Officer, are set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. Market data is gathered from salary surveys of comparable companies operating in the same and similar industries. Executive salary levels are set to approximate average levels and the executives are given the opportunity to exceed this through participation in the Incentive and Retention Plan. The Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

   Incentive and Retention Plan: The Profit Incentive Plan in effect for fiscal year 2001 was amended and restated to become the Incentive and Retention Plan covering both fiscal years 2001 and 2002. Under the terms of the Incentive and Retention Plan, eligible employees that served C-COR in fiscal year 2001 received a retention incentive in fiscal year 2002. In addition, the plan provides variable compensation based on the achievement of profit goals endorsed by the Board of Directors at the beginning of fiscal year 2002. All full-time active employees are eligible to participate except for employees of certain subsidiaries and employees participating in a sales and marketing or other incentive plan. The revised plan reflects the Committee's belief that employee retention is critical to successful performance and that a meaningful component of executive compensation should be contingent upon the performance of C-COR. The salary increase plan and Profit Incentive Plan for fiscal year 2003 have been delayed for consideration of implementation in January 2003. The fiscal year 2003 Profit Incentive Plan will be presented to the Board of Directors for approval prior to that time.

   Long-Term Incentive Compensation: The Committee believes that C-COR's Incentive Plan is an essential tool to align the long-term interests of shareholders and employees, especially executive management. All active, full-time employees of C-COR are eligible to receive stock options. Dependant upon the level and responsibilities of the position, employees may receive an option grant upon hire. Additionally, options may be granted to a percentage of the eligible employees through the annual performance review process. The size of the grants is based upon the individual's performance, the level and responsibilities of the position, and the expected contributions of the individual. These options generally vest over a four-year period and are granted at an exercise price equal to the fair market value of C-COR's common stock at the time of grant. This approach is designed to maximize shareholder value over a long term, as no benefit is realized from the option grant unless the price of C-COR's common stock has increased over a number of years. In addition to stock options, the Incentive Plan provides for Restricted Stock awards, Performance Shares (which are awards to receive shares of common stock if certain performance goals are met) and Performance Units (which are awards to receive a fixed dollar amount, payable in cash, common stock or a combination of such if certain performance goals are met). Consistent with these purposes, options were granted under the Incentive Plan to certain of C-COR's executive officers during fiscal year 2002.

   C-COR has a Supplemental Retirement Plan for certain executives. Executives who have been eligible to participate in this plan for ten years and remain employees until age 65, will receive a supplemental retirement benefit of $18,000 a year payable for 15 years. Executives who have been eligible to participate in this plan for five years and are age 60 or older or who have been a participant for ten years and are age 55 or older, may elect to retire and receive a reduced supplemental retirement benefit.

   C-COR maintains certain broad-based employee benefit plans in which executives participate. These plans include the Retirement Savings and Profit Sharing Plan, life and health insurance plans, and a stock purchase plan. These plans are not directly tied to C-COR's performance.

   The compensation of the Chief Executive Officer in fiscal year 2002 was determined in a manner substantially consistent with that of other executive officers, taking into account the Committee's evaluation of C-COR's need to attract, motivate and retain a highly qualified Chief Executive Officer. Specific terms and provisions of the compensation package were determined as a result of negotiations between the Committee and the Chief Executive Officer.

                                          Compensation Committee

                                          Donald M. Cook, Jr., Chairman
                                          I. N. Rendall Harper, Jr.
                                          Rodney M. Royse
                                          Dr. Frank Rusinko, Jr.

                          SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation received by certain executive officers of C-COR.

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                ANNUAL COMPENSATION               AWARDS
                                           ---------------------------    ----------------------
                                                                                     Securities   All Other
                                           Fiscal                         Restricted Underlying  Compensation
Name and Principal Position                 Year  Salary ($) Bonus ($)(1) Stock ($)  Options (#)    ($)(2)
---------------------------                ------ ---------- ------------ ---------- ----------- ------------
David A. Woodle(3)........................  2002   299,998     195,966        --        75,000      30,334
  Chief Executive Officer                   2001   298,075      90,368        --       338,066     177,234
                                            2000   248,072     224,953        --       222,000      24,210

John O. Caezza(4).........................  2002   186,058      59,287        --       155,000       9,923
  President--Broadband Communications       2001        --          --        --            --          --
  Products Division                         2000        --          --        --            --          --

Douglas W. Engerman,(5)...................  2002   180,000      85,000(6)     --        73,000          --
  President--Broadband Management           2001        --          --        --        40,000          --
  Solutions Division                        2000        --          --        --            --          --

William T. Hanelly(7).....................  2002   193,077      65,322        --        27,000      11,585
  Chief Financial Officer, Secretary and    2001   156,696      30,123        --       110,226      62,326
  Treasurer                                 2000   144,900      74,984        --        15,000      11,312

Kenneth A. Wright(8)......................  2002   199,992      65,322        --        25,000      13,959
  Chief Technology Officer                  2001   120,764          --        --       125,000       6,000
                                            2000        --          --        --            --          --

--------
(1) Consists of payments under C-COR's Profit Incentive Plan and Incentive and Retention Plan, unless otherwise indicated.
(2) Consists of C-COR's matching contributions to C-COR's employees' retirement savings plans for the account of the person indicated and amounts payable under C-COR's Incentive and Retention Plan to the person indicated if such person remains a C-COR employee for a set period of time.
(3) C-COR's Board of Directors elected Mr. Woodle as C-COR's President and Chief Executive Officer on June 16, 1998, to be effective July 20, 1998, and as the Chairman in October 2000.
(4) Mr. Caezza was appointed President--Broadband Communications Products Division in August 2001.
(5) Mr. Engerman was appointed Vice President and General Manager, Broadband Management Services in June 2001 and to his present position effective August 2001.
(6) Consists of $60,000 paid to Mr. Engerman as a sign-on bonus and $25,000 paid as a guaranteed bonus.
(7) Mr. Hanelly was appointed Vice President--Finance, Secretary and Treasurer in October 1998 and to his present position in August 2001.
(8) Mr. Wright was appointed Chief Technology Officer in October 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth information concerning the grant of stock options during fiscal year 2002 to the executive officers named in the summary compensation table. All such grants were made under the Incentive Plan.




                                    Individual Grant
                        -----------------------------------------

                                                                  Potential Realizable
                        Number of  % of Total                      Value at Assumed
                        Securities  Options                       Annual Rates of Stock
                        Underlying Granted to Exercise            Price Appreciation
                         Options   Employees  or Base             For Option Term(2)
                        Granted(1) in Fiscal   Price   Expiration ---------------------
         Name              (#)        Year     ($/Sh)     Date     5%($)      10%($)
         ----           ---------- ---------- -------- ---------- --------  ----------

David A. Woodle........   75,000      4.9%     $ 7.50    6/17/10  $268,569  $  643,269

John O. Caezza.........   75,000      4.9%     $12.00     8/5/09  $429,710  $1,029,230
                          50,000      3.3%     $ 6.44   10/14/09  $153,741  $  368,236
                          30,000      2.0%     $ 7.50    6/17/10  $107,427  $  257,307

Douglas W. Engerman....   50,000      3.3%     $ 6.44   10/14/09  $153,741  $  368,236
                          23,000      1.5%     $ 7.50    6/17/10  $ 82,361  $  197,269

William T. Hanelly.....   27,000      1.8%     $ 7.50    6/17/10  $ 96,685  $  231,577

Kenneth A. Wright......   25,000      1.6%     $ 7.50    6/17/10  $ 89,523  $  214,423

--------
(1) Represents options granted under C-COR's Incentive Plan to acquire shares of Common Stock. The options were granted at an exercise price equal to the fair market value of C-COR's Common Stock. The options become exercisable in increments of 25% per year over four years, beginning on the first anniversary of the date of grant.
(2) Potential realizable value is based on the assumed annual growth rates of the market price of the common stock of 5% and 10% required by the Securities and Exchange Commission and these rates are not intended to forecast future appreciation of C-COR's stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth information concerning the exercise of stock options during fiscal year 2002 by the executive officers named in the summary compensation table.

                                                          Number of       Value of
                                                         Unexercised     Unexercised
                                                           Options     In-the-Money(1)
                                                             At            Options
                                                           FYE (#)       FYE ($)(2)
                                                       --------------- ----------------
                          Shares Acquired    Value      Exercisable/    Exercisable/
Name                      On Exercise (#) Realized ($)  Unexercisable   Unexercisable
----                      --------------- ------------ --------------- ----------------

David A. Woodle..........     162,500      $1,486,369  263,016/489,550 $50,625/$151,875

John O. Caezza...........           0              --        0/155,000 $      0/$28,000

Douglas W. Engerman......           0              --   10,000/103,000 $      0/$28,000

William T. Hanelly.......      57,500      $  494,800   50,056/149,670 $ 11,138/$47,475

Kenneth A. Wright........           0              --   31,250/118,750 $ 10,125/$30,375

--------
(1) "In-the-money" options are options with an exercise price less than the market price of C-COR's Common Stock at June 28, 2002.
(2) Based on the market value of $7.00 per share on June 28, 2002.

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

   In June 1998, C-COR and Mr. Woodle entered into an employment agreement which was reviewed by the Committee and amended on June 22, 1999 and June 7, 2002 (as so amended, the "Agreement"). Pursuant to the Agreement, Mr. Woodle has agreed to serve as Chairman, President and Chief Executive Officer of C-COR for a term of nine years ending on July 30, 2007. The Agreement provides for an annual base salary of $200,000 (subject to annual review by the Committee), as well as certain fringe benefits. The Committee increased Mr. Woodle's annual base salary to $250,000 for fiscal year 2000, to $300,000 in July 2000 and to $400,000 commencing on July 1, 2002 and continuing through the remaining term of the Agreement; however, the salary increase scheduled to occur on July 1, 2002 has been delayed for consideration of implementation in January 2003. The Agreement further provides that Mr. Woodle is eligible to participate in C-COR's Profit Incentive Plan then in effect and that he will be entitled to participate in C-COR's Supplemental Retirement Plan with an annual supplemental retirement benefit of $50,000 commencing on Mr. Woodle's retirement and continuing until his death in accordance with and subject to the terms of such plan. The Agreement also provides that in the event that Mr. Woodle's employment with C-COR is terminated involuntarily within 18 months of a change of control (defined as ownership of 30 percent or more of C-COR's voting stock or a merger, sale of 50 percent or more of the assets of C-COR or a change in a majority of directors), Mr. Woodle would be entitled to receive two times his annual salary, two times C-COR's annual 401(k) matching contribution and two times the annual deferral contributions to C-COR's Supplemental Executive Retirement Plan. Mr. Woodle would also receive an amount in cash equal to two times the average awards from the profit incentive plan awarded to Mr. Woodle over the prior two years and continuation of health and other insurance programs and other fringe benefits for a period of two years or a cash payment in lieu of such benefits. In addition, all outstanding options held by Mr. Woodle would become immediately exercisable and remain exercisable until the original expiration date of such options. If payments by C-COR or deemed compensation Mr. Woodle receives pursuant to the agreement result in his becoming subject to "excise tax" under Section 4999 of the Code, C-COR is obligated to pay an additional amount required to "gross up" such amount paid by Mr. Woodle in excise taxes. Mr. Woodle will be entitled to the same benefits described above if, within 18 months following such a change of control, he resigns based on his good faith belief that his status or responsibilities with C-COR has or have diminished subsequent to a change of control.

   In addition, C-COR has change of control agreements with eight executives, in addition to the previously described agreement with Mr. Woodle, which become effective upon a change in control of C-COR, as defined in the agreements. In the event of a change in control, all outstanding stock options become immediately exercisable and remain exercisable until the original expiration date of such option without regard to whether the executive's employment is terminated by reason of such change in control. In the event an executive is terminated involuntarily within 18 months after a change in control, the executive shall be entitled to: (a) two times annual salary; (b) two times C-COR's annual matching contribution to the Retirement Savings and Profit Sharing Plan and deferral contributions to the Supplemental Executive Retirement Plan; (c) the sum of the prior two years' awards from the Profit Incentive Plan then in effect; (d) 24 months' coverage under C-COR's various health insurance plans; and (e) benefits payable under the Supplemental Executive Retirement Plan, even if the executive has not yet attained age 55. If the executive resigns within 18 months after a change in control, the executive shall be entitled to the same benefits as from an involuntary termination if: (a) the executive determines there has been a significant change in his/her responsibilities or duties; or (b) the executive's base salary is reduced by more than ten percent; or (c) the executive is required to relocate more than 40 miles from his/her former place of work. If payments by C-COR or deemed compensation the executive receives pursuant to the agreement result in the executive becoming subject to "excise tax" under Section 4999 of the Code, C-COR shall pay such executive an additional amount required to "gross up" such amount paid by the executive in excise taxes. Additionally, C-COR is responsible for the fees and expenses of counsel (up to a maximum of $500,000) and any additional amount required to "gross up" the amount paid to cover federal and state income taxes payable by such executive relating to such payments that the executive incurs in the enforcement of his or her rights under this agreement by litigation or other legal action.

                               PERFORMANCE GRAPH

   The following graph compares the five-year cumulative total return of C-COR's Common Stock with the cumulative total return of the Peer Group (as defined below), and the NASDAQ Market Index (as defined below) based on an assumed investment of $100 on June 27, 1997, in each case assuming reinvestment of all dividends.

   The Peer Group consists of the Arris Group, Inc. (formerly known as Antec Corporation); Harmonic, Inc. and Scientific-Atlanta Corp. The Peer Group selected by C-COR consists of companies that C-COR competes with in providing products and services to its customer base. For fiscal year 1999, the Peer Group also included General Instrument Corp. Due to the acquisition of General Instrument Corp. by Motorola, Inc. in January 2000, General Instrument Corp. is no longer included in the Peer Group. For fiscal year 2001, the Peer Group also included ADC Telecommunications, Inc. Due to C-COR's acquisition of the cable division of ADC Telecommunications, Inc. on August 4, 2001, it is no longer included in the Peer Group.

                    Assumes $100 Invested on June 27, 1997
                          Assumes Dividend Reinvested
                       Fiscal Year Ending June 28, 2002

                Comparison of Five-Year Cumulative Total Return
                             Among C-COR.net Corp.
                   Nasdaq Market Index And Peer Group Index

                                    [CHART]

             C-COR.net         Old Peer         NASDAQ         New Peer
            Corporation      Group Index     Market Index     Group Index
            -----------      -----------     ------------     -----------
6/27/1997     $100.00           $100.00        $100.00          $100.00
6/26/1998      168.24            106.45         132.56           126.57
6/25/1999      237.65            140.22         185.76           186.21
6/30/2000      508.24            509.63         279.51           584.87
6/29/2001      225.88            149.55         154.79           299.05
6/28/2002      131.76             57.33         104.99           119.99

                                          Fiscal Year Ending
                      -----------------------------------------------------------
                      6/27/1997 6/26/1998 6/25/1999 6/30/2000 6/29/2001 6/28/2002
                      --------- --------- --------- --------- --------- ---------
C-COR.net Corporation  100.00    168.24    237.65    508.24    225.88    131.76
Old Peer Group Index.  100.00    106.45    140.22    509.63    149.55     57.33
NASDAQ Market Index..  100.00    132.56    185.76    279.51    154.79    104.99
New Peer Group Index.  100.00    126.57    186.21    584.87    299.05    119.99

 CERTAIN TRANSACTIONS--SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires C-COR's officers and directors, and persons who own more than ten percent of a registered class of C-COR's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of C-COR. Officers, directors and ten-percent shareholders are required by SEC regulation to furnish C-COR with copies of all
Section 16(a) forms they file. To C-COR's knowledge, based solely on a review of the copies of such reports furnished to C-COR and written representations that no other reports were required during fiscal year 2002, its officers, directors and ten-percent shareholders complied with all applicable Section 16(a) filing requirements.

                     DEADLINE FOR SHAREHOLDERS' PROPOSALS

   If a shareholder wishes to submit a proposal to be included in the proxy materials for the 2003 Annual Meeting of Shareholders, C-COR must receive such proposal by June 4, 2003. Shareholder proposals to be presented at the 2003 Annual Meeting of Shareholders, but not included in the related proxy material, must be received no later than August 18, 2003. We are not required to include a shareholder proposal in the proxy materials relating to the 2003 Annual Meeting of Shareholders if such proposal does not meet all of the requirements for inclusion established by the SEC and our Bylaws in effect at that time.

                                 OTHER MATTERS

   Management does not know of any matters to be brought before the meeting other than those referred to herein. As previously discussed, if any other matters properly come before the meeting, the persons designated as proxies in the accompanying proxy card will vote thereon in accordance with their best judgment.

   It is important that proxies be returned promptly. Please sign and date the enclosed form of proxy and return it by mail or vote by telephone or the Internet.

                                          By order of the Board of Directors,

                                          /s/  William T. Hanelly
                                          William T. Hanelly
                                          Chief Financial Officer, Secretary
                                            and Treasurer

October 2, 2002

                                 C-COR.NET CORP.
                              AMENDED AND RESTATED
                                 INCENTIVE PLAN

    (as approved by the Board of Directors on April 29, 1998; as amended and restated by the Board of Directors on August 15, 2000, April 18, 2001,
                     January 4, 2002, and August 13, 2002)

                                   ARTICLE 1.
                                    Purpose

The purpose of the C-COR.net Corp. Incentive Plan (the "Plan") is to enable C-COR.net Corp. (the "Company") to offer certain officers, key employees and directors of the Company equity interests in the Company and other incentive awards, including performance-based stock incentives, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

                                   ARTICLE 2.
                                  Definitions

For purposes of this Plan, the following terms shall have the following meanings:

     a. "Award" shall mean an award under this Plan of Stock Options,
         -----
Restricted Stock, Performance Shares or Performance Units.

     b. "Board" shall mean the Board of Directors of the Company.
         -----

     c. "Change of Control" shall mean the occurrence of any one of
         -----------------
the following:

         i. Any person or group of persons acting in concert shall have acquired ownership of or the right to vote or to direct the voting of shares of capital stock of the Company representing 30% or more of the total voting power of the Company, or

         ii. The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

         iii. The Company shall have sold more than 50% of its assets to another corporation or other entity or person, or

         iv. As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were Directors of the Company before such transaction cease to constitute a majority of Directors of the Company.

     d. "Code" shall mean the Internal Revenue Code of 1986, as amended.
         ----

     e. "Common Stock" shall mean the Common Stock, par value $.05 per share, of
         ------------
the Company.

     f. "Director" shall mean a member of the Board.
         --------

     g. "Disability" shall mean Total Disability as defined in the Company's
         ----------
long-term disability plan.

     h. "Fair Market Value" for purposes of this Plan, unless otherwise required
         -----------------
by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date prior to April 17, 2001, the closing sale price of a share of Common Stock for the preceding business day and as of any date thereafter, the closing sale price of a share of Common Stock for that date as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Stock Market ("Nasdaq"), or, if such sale price is not available, the average of the bid and asked prices per share reported on Nasdaq for such day, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     i. "Incentive Stock Option" shall mean any Stock Option awarded under this
         ----------------------
Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     j. "Misconduct" shall mean, except to the extent specified otherwise by the
         ----------
Board, a finding by the Board that the Participant (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

     k. "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
        ----------

     l. "Non-Qualified Stock Option" shall mean any Stock Option awarded under
        --------------------------
this Plan that is not an Incentive Stock Option.

     m. "Participant" shall mean an individual to whom an Award has been made
         -----------
pursuant to this Plan.

     n. "Performance Cycle" shall have the meaning set forth in Section 9.a.
        -----------------

     o. "Performance Period" shall have the meaning set forth in Section 8.a.
         ------------------

     p. "Performance Share" shall mean an Award made pursuant to Article VIII of
         -----------------
this Plan of the right to receive Common Stock at the end of a specified Performance Period if specified performance goals are met.

     q. "Performance Unit" shall mean an Award made pursuant to Article IX of
         ----------------
this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Cycle if specified performance goals are met.

     r. "Primary Committee" shall mean a committee of two (2) or more
         -----------------
non-employee Board members, as defined under Rule 16b-3 under the 1934 Act, who are also "outside directors", as defined under section 162(m) of the Code and "independent directors" as defined under the rules of Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are listed and who are appointed by the Board to oversee the administration of the Plan.

     s. "Restricted Stock" shall mean an Award of shares of Common Stock under
         ----------------
this Plan that is subject to forfeiture under Article VII.

     t. "Restriction Period" shall have the meaning set forth in Section
         ------------------
7.b.iii.

     u. "Retirement" shall mean retirement from employment with the Company or
         ----------
one of its subsidiaries, provided that the employee at such time has been employed by the Company or a subsidiary of the Company for at least five years and is at least 55 years old.

     v. "Secondary Committee" shall mean a committee of two (2) or more Board
         -------------------
members appointed by the Board to administer the equity incentive programs hereunder, with respect to eligible persons other than Section 16 Insiders and Covered Employees.

     w. "Section 16 Insider and Covered Employee" shall mean an officer or
         ---------------------------------------
director of the Company or a subsidiary subject to the short-swing profit liabilities of Section 16 of the 1934 Act and to the extent not covered by such statutory provision, an officer who is subject to the cap on deductible remuneration under section 162(m)(3) of the Code, or an executive officer for which independent director approval of compensation is required under the rules of the Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are listed.

     x. "Stock Option" or "Option" shall mean any option to purchase shares of
         ------------      ------
Common Stock granted pursuant to Article 6.

     y. "Termination of Employment" shall mean (i) termination of an employee's
         -------------------------
employment with the Company and all of its subsidiaries for reasons other than a military or personal leave of absence granted by the Company or (ii) the date on which a Director ceases to be a member of the Board for any reason.


                                   ARTICLE 3.
                                Administration

     a. Administration.

         i. The Plan shall be administered and interpreted by the Board; provided however, that the authority to administer the Stock Option (Article 6), Restricted Stock (Article 7), Performance Shares (Article 8) and (to the extent required by Nasdaq Stock Exchange rules) Performance Unit (Article 9) incentive programs with respect to Section 16 Insiders and Covered Employees, including without limitation the authority to select the Section 16 Insiders and Covered Employees eligible to participate in these incentive programs and to determine the terms and conditions of awards to such individuals, shall be delegated to and vested in the Primary Committee. The Board may, in its discretion, delegate its responsibilities hereunder to the Committee with respect to Participants who are not Section 16 Insiders and Covered Employees.

        ii. References herein to the "Board" shall, as the context requires, be deemed to refer to the Primary Committee or Secondary Committee, as applicable, to the extent such committee is delegated all or part of the Board's authority under this Plan.

        iii. Each of the Board and, to the extent its authority is so delegated, the Primary Committee or Secondary Committee, shall have full power and authority within the scope of its administrative jurisdiction to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder.

        iv. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         v. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee (whether or not an actual Board member) shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Options or stock issuances under the Plan.

     b. Awards. The Board shall have full authority to grant, pursuant to the
        ------
terms of this Plan, to persons eligible under Article 5: (i) Stock Options, (ii) Restricted Stock, (iii) Performance Shares and (iv) Performance Units. In particular, the Board shall have the authority:

        i. to select the persons eligible under Article 5 to whom Stock Options, Restricted Stock, Performance Shares and Performance Units may from time to time be granted hereunder;

        ii. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder to one or more persons eligible under Article 5;

        iii. to determine whether Stock Options are to be Incentive Stock Options or Non-Qualified Stock Options;

        iv. to determine the number of shares of Common Stock to be covered by each Award granted hereunder; and

        v. to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the term, the option or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Board shall determine, in its sole discretion).

     c. Guidelines. Subject to Article 10 hereof, the Board shall have the
        ----------
authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award granted under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Board under this Article 3.c. shall impair the rights of any Participant without the Participant's consent.

     d. Decisions Final. Any decision, interpretation or other action made or
        ---------------
taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.


                                   ARTICLE 4.
                               Share Limitation

     a. Shares. The maximum aggregate number of shares of Common Stock that may
        ------
be issued under this Plan shall be 7,075,000 shares (subject to any increase or decrease pursuant to Section 4.b.), plus an additional number of shares remaining available for grant under the 1988 Stock Option Plan and the 1989 Non-Employee Directors' Non-Qualified Stock Option Plan as of April 29, 1998. The total number of shares available for grant as Restricted Stock, Performance Shares or as payment for the satisfaction of Performance Units shall be limited to an aggregate total of 100,000 shares. The shares of Common Stock issued under this Plan may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan. Further, if any shares of Restricted Stock granted hereunder are forfeited or any Award of Performance Shares terminates without the delivery of such shares, the shares subject to such Award, to the extent of such forfeiture or termination, shall again be available under this Plan.

     b. Changes. In the event of any merger, reorganization, consolidation,
        -------
recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares that may be issued under this Plan, in the maximum aggregate number of shares with respect to which Options or Performance Shares may be granted under this Plan to any individual during any calendar year, in the number and option price of shares subject to outstanding Options granted under this Plan, and in the number of shares subject to other outstanding Awards granted under this Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.


                                   ARTICLE 5.
                                  Eligibility

     a. Employees. Officers and other employees of the Company and its
        ---------
subsidiaries are eligible to be granted Awards under this Plan.

     b. Directors. Directors of the Company who are not employees of the Company
        ---------
or any of its subsidiaries are eligible to be granted Awards other than Incentive Stock Options under this Plan.


                                   ARTICLE 6.
                                  Stock Options

     a. Options. Each Stock Option granted under this Plan shall either be an
        -------
Incentive Stock Option or a Non-Qualified Stock Option.

     b. Grants. The Board shall have the authority to grant to any person, to
        ------
the extent eligible under Article 5, one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however,
(i) that no individual may be granted Stock Options for more than 750,000 shares of Common Stock (subject to any increase or decrease pursuant to Article 4.b.) during any calendar year, and (ii) that no Incentive Stock Options shall be granted to any individual owning shares of Company stock representing 10% or more of the total combined voting power of all classes of stock of the Company and its subsidiaries (a "10 Percent Owner"), unless, at the time the Incentive Stock Option is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant and the Option states that it is not exercisable after the expiration of five (5) years from the date of its grant. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

     c. Incentive Stock Options. Anything in the Plan to the contrary
        -----------------------
notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

     d. Terms of Options. Options granted under this Plan shall be subject to
        ----------------
the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

         i.   Stock Option Certificate. Each Stock Option shall be evidenced by,
              ------------------------
and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and the other terms and conditions applicable to the Stock Option.

         ii.  Option Price. The option price per share of Common Stock
              ------------
purchasable upon exercise of a Stock Option shall be determined by the Board at the time of grant but (subject to Article 6.b.) with respect to a 10 Percent Owner) shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

         iii. Option Term. Subject to Article 6.b., the term of each Stock
              -----------
option shall be fixed by the Board, but no Stock Option shall be exercisable more than eight (8) years after the date it is granted.

         iv.  Exercisability. Stock Options shall be exercisable at such time or
              --------------
times and subject to such terms and conditions as shall be determined by the Board at the time of grant. The Board may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Board shall, in its sole discretion, deem appropriate.

         v.   Method of Exercise. Subject to such installment exercise and
              ------------------
waiting period provisions as may be imposed by the Board, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefore. Such notice shall be accompanied by payment in full of the option price in such form as the Board may accept and, if requested, by the representation described in Article 12.d. Unless otherwise determined by the Board in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances), based on the Fair Market Value of the Common Stock on the date of exercise, or through a broker-assisted cashless exercise. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and registered in the name of, and delivered to, the Participant.

         vi.  Death. Upon a Participant's death, unless otherwise determined by
              -----
the Board at the time of grant, all Stock options held by such Participant shall become fully exercisable and may thereafter be exercised by the legal representative of the Participant's estate for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         vii. Disability. Unless otherwise determined by the Board at the time
              ----------
of grant, upon a Participant's Termination of Employment as a result of a Disability (as determined by the Board, in its sole discretion), any Stock Option held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock

Option, whichever period is shorter; provided, however, that, if the Participant dies within such one-year period, any unexercised Stock option held by such Participant shall thereafter be exercisable by the legal representative of the Participant's estate to the extent to which it was exercisable at the time of death, for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of Termination of Employment as a result of a Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         viii. Retirement. Upon a Participant's Retirement, unless otherwise
               ----------
determined by the Board at the time of grant, all Stock Options held by such Participant shall become fully exercisable and may thereafter be exercised as specified below:

               1. Except as provided in Article 6 (d)(viii)(3) below, Options granted prior to April 17, 2001, may be exercised for a period of one year from the date of the Participant's Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               2. Options granted on or after April 17, 2001, may be exercised for a period of two years from the date of the Participant's Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               3. Options issued to Outside Directors on or after April 17, 2001 will remain exercisable after retirement for the full term of the option.

               4. Upon a Participant's Retirement between July 1, 2000 and April 18, 2001, all Stock Options held by such Participant that have an Option Price of $6.19 or greater may be exercised for a period of two years from the date of the Participant's Retirement or until the expiration of the stated term of such Stock Option, whichever is shorter; or, upon a Participant's Retirement between April 19, 2001, and January 30, 2002, all Stock Options held by such Participant that have an Option Price of $16.75 or greater may be exercised for a period of two years from the date of the Participant's Retirement or until the expiration of the stated term of such Stock Option, whichever is shorter.

               In the event of Retirement, if an Incentive Stock Option is exercised after the expiration periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        ix.    Termination of Employment. Unless otherwise determined by the
               -------------------------
Board at the time of grant, upon a Participant's Termination of Employment for any reason other than Death, Disability or Retirement, any Stock Option:

               1. granted prior to April 17, 2001, and held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant for a period of 30 days or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               2. granted on or after April 17, 2001, and held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant for a period of 90 days or until the expiration of the stated term of such Stock Option, whichever period is shorter.

               Any Stock Option that was not exercisable on the date of such Termination of Employment shall terminate as of such date.

        x.     Incentive Stock Option Limitations. To the extent that the
               ----------------------------------
aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

               Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

        xi.    Special Terms Reflecting Foreign Tax Law. An Option issued with
               ----------------------------------------
respect to a Participant which, because of the Participant's residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions, which are not inconsistent with paragraphs (i), (ii) and (iii) of this Article 6.d., as may be considered desirable by the Board to improve the tax efficiency of the Stock Option under the tax laws of such country. Such special terms or conditions may include, without limitation, provisions to render the Stock Option vested for foreign tax purposes at grant but imposing penalties or restrictions in the event the Participant were to exercise the Option and leave the Company or an affiliate prior to satisfying a designated waiting period (an "early exercise restriction"). Such early exercise restriction may include, without limitation, a financial penalty, the holding of exercised shares by the Company in escrow pending satisfaction of the waiting period, or the granting of a Company right to re-purchase the shares at the exercise price from a Participant who terminates employment with the Company prior to the end of the waiting period.

        xii. Board Discretion. Notwithstanding any other provision of this Plan,
             ----------------
upon a Participant's Termination of Employment for any reason (including death, Disability or Retirement), the Board may, in its sole discretion, accelerate the exercisability of any outstanding Stock option held by such Participant and/or extend the post-termination exercise periods set forth in subsections (vi),
(vii), (viii) and (ix) of this Article 6.d., provided that such post-termination exercise period may not extend beyond the expiration of the stated term of such Stock Option.

        xiii. Misconduct. Notwithstanding any other provision of this Plan,
              ----------
should the Participant's service with the Company be terminated for Misconduct or should the Participant engage in Misconduct during the post-termination exercise period with respect to his or her Options, then all such Options shall terminate immediately and cease to be outstanding.

                                   ARTICLE 7.
                                Restricted Stock

         a. Awards of Restricted Stock. Subject to the limitations set forth in
            --------------------------
Article 4, the Board shall have the authority to grant Restricted Stock to any person eligible under Article 5. The Board shall determine to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be included in each Award, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards, in addition to those set forth in Article 7.b.

                  The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         b. Terms and Conditions. Restricted Stock awarded pursuant to this
            --------------------
Article 7 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

            i.   Award Certificate. Each Restricted Stock Award shall be
                 -----------------
evidenced by, and subject to the terms of, a Restricted Stock Award Certificate executed by the Company. The Restricted Stock Award Certificate shall specify the number of shares of Common Stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

            ii.  Stock Certificates. When a Participant receives a Restricted
                 ------------------
Stock Award, a stock certificate or stock certificates representing the number of shares of Common Stock covered by such Restricted Stock Award shall be issued and registered in the name of the Participant. Such stock certificates shall be held in custody by the Company as long as the Restricted Stock is subject to forfeiture. When a Restricted Stock Award, or any portion thereof, ceases to be subject to forfeiture, the stock certificate or stock certificates representing such shares shall be released from custody and delivered to the Participant. The Participant shall have all of the rights of a holder of Common Stock with respect to shares subject to a Restricted Stock Award, including the right to vote such shares and to receive dividends thereon, except that the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock as long as such shares are held in custody by the Company.

            iii. Restriction Period. Subject to the provisions of this Plan and
                 ------------------
the Restricted Stock Award Certificate, shares of Restricted Stock will be forfeited to the Company upon a Participant's Termination of Employment during a period set by the Board commencing with the date of such Award (the "Restriction Period"). Subject to the provisions of this Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments. The Board may waive such restrictions, in whole or in part, at any time after the date of grant, based on such factors as the Board shall, in its sole discretion, deem appropriate.

            iv.  Termination of Employment. Subject to the provisions of this
                 -------------------------
Plan and the Restricted Stock Award Certificate, upon a Participant's Termination of Employment during the Restriction Period due to death or Disability or Retirement, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of the Participant's Termination of Employment, and stock certificates representing such shares of Common Stock shall be released from custody and delivered to the Participant or the Participant's estate, as the case may be. Upon a Participant's Termination of Employment for any reason other than death, Disability or Retirement, all outstanding Restricted Stock Awards shall be forfeited to the Company.

            v.   Distributions.  In the event of a dividend or distribution
                 -------------
payable in stock or a reclassification, stock split or split-up, the shares issued or declared in respect of Restricted Stock shall be subject to the same terms and conditions relating to forfeiture as the Restricted Stock to which they relate.

            vi.  Special Terms Reflecting Foreign Tax Law. Restricted Stock
                 ----------------------------------------
granted with respect to a Participant which, because of the Participant's residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, vesting and/or award of Restricted Stock under the tax laws of such country.


                                   ARTICLE 8.
                               Performance Shares

     a. Award of Performance Shares. Subject to the limitations set forth in
        ---------------------------
Article 4, the Board shall have the authority to grant Performance Shares to any person eligible under Article 5. The Board shall determine the persons to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be included in each Award, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the shares of Common Stock will be deferred, and the other terms and conditions of the Award in addition to those set forth in Article 8.b.

        The provisions of Performance Share Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions. Performance Shares awarded pursuant to this
        --------------------
Article 8 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

            i.   Conditions. The Board, in its sole discretion, shall specify
                 ----------
the Performance Period during which, and the conditions under which, the receipt of shares of Common Stock covered by the Performance Share Award will be deferred. The receipt of shares of Common Stock pursuant to a Performance Share Award shall be conditioned upon the attainment of one or more pre-established objective performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other performance goals as may be established by the Board from time to time.

            ii.  Award Certificate. Each Performance Share Award shall be
                 -----------------
evidenced by, and subject to the terms of, a Performance Share Certificate executed by the Company. The Performance Share Certificate shall specify the number of shares of Common Stock subject to the Award, the applicable Performance Period, the applicable performance goals, and the other terms and conditions applicable to such Award.

            iii. Stock Certificates. If the Board determines, after the
                 ------------------
expiration of the Performance Period, that the performance goals specified in the Performance Share Certificate and all other material terms of the Award have been satisfied, stock certificates representing the number of shares of Common Stock covered by the Performance Share Award shall be issued and registered in the name of, and delivered to, the Participant.

            iv.  Termination of Employment. Unless otherwise determined by the
                 -------------------------
Board at the time of grant, the Performance Shares will be forfeited upon a Participant's Termination of Employment during the Performance Period for any reason (including death, Disability or Retirement).

            v.   Special Terms Reflecting Foreign Tax Law. Performance Share
                 ----------------------------------------
Awards with respect to a Participant which, because of the Participant's residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, deferred and/or award of Performance Shares under the tax laws of such country.

     c. Individual Limit. The maximum number of shares of Common Stock that may
        ----------------
be subject to Performance Share Awards granted to any individual during any calendar year shall be 100,000 shares (subject to any increase or decrease pursuant to Article 4.b.).


                                   ARTICLE 9.
                               Performance Units

     a. Award of Performance Units. The Board shall have the authority to grant
        --------------------------
Performance Units to any person eligible under Article V. The Board shall determine the persons to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be included in each Award, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Article 9.b. A Performance Unit shall have a fixed dollar value. The provisions of Performance Unit Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions. The Performance Units awarded pursuant to this
        --------------------
Article 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

            i.   Conditions. The Board, in its sole discretion, shall specify
                 ----------
the Performance Cycle during which, and the conditions under which, the Participant's right to Performance Units will be vested. The vesting of Performance Units shall be conditioned upon the attainment of one or more pre-established objective performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Cycle, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

            ii.  Award Certificate. Each Performance Unit Award shall be
                 -----------------
evidenced by, and subject to the terms of, a Performance Unit Certificate executed by the Company. The Performance Unit Certificate shall specify the dollar value of the Award, the applicable Performance Cycle, the applicable performance goals, and the other terms and conditions applicable to such Award.

            iii. Vesting; Payment. If the Board determines, after the expiration
                 ----------------
of the Performance Cycle, that the performance goals specified in the Performance Unit Certificate and all other material terms of the Award have been satisfied, the Performance Units will be vested and the Participant will receive payment of the amount specified in the Performance Unit Certificate as soon as practicable thereafter. Payment may be made in cash, shares of Common Stock or a combination of both, as determined by the Board, in its sole discretion; provided that payment in shares of Common Stock may only be made if the aggregate number of shares of Common Stock subject to awards of Restricted Stock and Performance Share together with such payment does not exceed 100,000 shares.

            iv.  Termination of Employment. Unless otherwise determined by the
                 -------------------------
Board at the time of grant, the Performance Units will be forfeited upon a Participant's Termination of Employment during the Performance Cycle for any reason (including death, Disability or Retirement).

            v.   Special Terms Reflecting Foreign Tax Law. Performance Unit
                 ----------------------------------------
Awards with respect to a Participant which, because of the Participant's residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, vesting and/or payment of Performance Unit under the tax laws of such country.

     c. Individual Limit. The maximum dollar amount of Performance Unit Awards
        ----------------
that may be granted to any individual during any calendar year shall be $4,000,000.

                                   ARTICLE 10.
                            Termination or Amendment

     a. Termination or Amendment of Plan. The Board may at any time amend,
        --------------------------------
discontinue or terminate this Plan or any part hereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article 12); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further, that the Company will seek the approval of the Company's shareholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

     b. Amendment of Awards. The Board may amend the terms of any Award
        -------------------
previously granted, prospectively or retroactively, but, subject to Article 4, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent. The Board may also substitute new Stock Options for previously granted Stock Options having higher option prices.


                                   ARTICLE 11.
                                  Unfunded Plan

     a. Unfunded Status of Plan. This Plan is intended to constitute an
        -----------------------
"unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE 12.
                               General Provisions

     a. Nonassignment. Except as otherwise provided in this Plan, Awards made
        -------------
hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

     b. Change of Control. In the event of a Change of Control, all outstanding
        -----------------
Stock Options shall immediately become fully exercisable and restrictions will lapse with respect to a percentage of each outstanding Restricted Stock Award equal to the percentage of the Restriction Period that has elapsed as of the date of the Change of Control. Stock certificates representing the Common Stock covered by any outstanding Restricted Stock Award as to which restrictions have lapsed shall be released from custody and delivered to the Participants as soon as practicable following the Change of Control. Stock certificates representing the Common Stock covered by any outstanding Stock Option shall be issued and registered in the name of, and delivered to, the

Participants as soon as practicable following exercise of such option and payment by the Participant of the option price and, if requested, delivery of the representation described in Article 12.d. In the event of a Change in Control, outstanding Performance Share Awards and Performance Unit Awards shall be considered vested and all conditions therefore satisfied and, as the case may be, stock certificates representing the number of shares of Common Stock covered by the Performance Share Awards shall be issued and registered in the name of, and delivered to, the Participants, and the cash (and stock certificates, if applicable) representing the Performance Unit Awards shall be paid to the Participants (or in the case of stock certificates, shall be issued and registered in the name of, and delivered to, the Participants) in each case as soon as practicable following the Change in Control.

     c. Rights as Shareholder. A Participant shall not be deemed to be the
        ---------------------
holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to an Award unless and until stock certificates representing such shares of Common Stock have been issued and registered in the name of such Participant.

     d. Limitations on Issuance or Transfer of Shares. No Common Stock shall be
        ---------------------------------------------
issued or transferred in connection with an award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any award of Common Stock made to any Participant on such Participant's undertaking in writing to represent that he or she is acquiring such shares without a view to distribution thereof, and otherwise to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Board shall deem necessary or advisable. The stock certificates representing such shares may include any legend that the Board deems appropriate to reflect any restrictions on transfer.

         All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market on which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         With respect to Section 16 Insiders and Covered Employees of the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. Transactions under the Plan are also intended to comply with all applicable conditions of the Nasdaq Stock Exchange or any other national securities exchange on which the securities of the Company are listed. To the extent any provision of the Plan or action by the Board or its delegate fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or its delegate.

     e. Other Plans. Nothing contained in this Plan shall prevent the Board from
        -----------
adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     f. No Right to Employment. Neither this Plan nor the grant of any Award
        ----------------------
hereunder shall give any Participant or other person any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or a subsidiary to terminate a Participant's employment at any time. Neither this Plan nor the grant of any Award hereunder shall give any Director any right to continue as a member of the Board or obligate the Company to nominate any Director for re-election by the Company's shareholders.

     g. Withholding of Taxes. The Company shall have the right to reduce the
        --------------------
number of shares of Common Stock otherwise deliverable pursuant to this Plan by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, based upon the tax rates then in effect, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to this Plan or otherwise. In connection with such withholding, the Board may make such arrangements as are consistent with the Plan as it may deem appropriate.

     h. Listing and Other Conditions.
        ----------------------------

            i. If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or stock market. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until such listing has been effected.

            ii. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

            iii. Upon termination of any period of suspension under this Article 12.h., any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     i. Governing Law. This Plan and actions taken in connection herewith shall
        -------------
be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     j. Construction. Wherever any words are used in this Plan in the masculine
        ------------
gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     k. Liability. No member of the Board nor any employee of the Company or any
        ---------
of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     l. Other Benefits. No payment pursuant to an Award under this Plan shall be
        --------------
deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     m. Costs. The Company shall bear all expenses incurred in administering
        -----
this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

     n. Severability. If any part of this Plan shall be determined to be invalid
        ------------
or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

     o. Successors. This Plan shall be binding upon and inure to the benefit of
        ----------
any successor or successors of the Company.

     p. Headings. Article and section headings contained in this Plan are
        --------
included for convenience only and are not to be used in construing or interpreting this Plan.


                                   ARTICLE 13.
                                  Term of Plan

     a. Effective Date. This Plan, as amended and restated effective August 14,
        --------------
2002, shall be effective as of such date upon its approval by the Board; provided however, that all provisions relating to the grant of Incentive Stock Options will not become effective unless this Plan is approved by the Company's shareholders within 12 months before or after the date the Plan first containing such provisions was adopted.

     b. Termination. No Award shall be granted pursuant to this Plan on or after
        -----------
the tenth anniversary of its approval by the Board, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  [PROXY CARD]

C-COR.net Corp.                     Proxy Solicited on Behalf of the
State College, PA                   Board of Directors of C-COR.net Corp.
                                    for Annual Meeting of Shareholders
                                    to be held November 6, 2002

PROXY

         The undersigned hereby appoints Donald M. Cook, Jr., Michael J. Farrell, and Rodney M. Royse and each of them, attorneys and proxies, with power of substitution in each of them to vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of C-COR.net Corp. to be held on Wednesday, November 6, 2002, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, as indicated hereon and in their discretion upon such other business as may come before the meeting, all as set forth in the notice of the meeting and in the proxy statement furnished herewith, copies of which have been received by the undersigned; hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof.

         It is agreed that unless otherwise marked on the reverse hereof, said attorneys and proxies are appointed WITH authority to vote for the election of directors and for the other proposals set forth on the reverse hereof and to vote in their discretion on such other business as may properly come before the meeting.

(IF YOU ARE VOTING BY MAIL, PLEASE FILL IN, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE)

1. ELECTION OF DIRECTORS


FOR all nominees listed at right                   Nominees:
(except as marked                                  For a term expiring in 2005:
to the contrary below)                             David A. Woodle
                                                   I. N. Rendall Harper, Jr.
                                                   Dr. James E. Carnes
                                      [_]



WITHHOLD AUTHORITY to
vote for all nominees
listed at right                       [_]

To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

--------------------------------------------------

2. Approve the C-COR.net Corp. amended and restated Incentive Plan.

           FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

3. Approve the increase in director compensation.

           FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

4. Ratify the appointment of KPMG LLP as C-COR.net Corp.'s independent auditors for the 2003 fiscal year.

           FOR  [_]       AGAINST  [_]        ABSTAIN  [_]


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




Signature_______________________________  Signature_____________________________
                                          Dated_________, 2002
                                  (SEAL)                                  (SEAL)

NOTE: Signature should be the same as the name printed above: executors, administrators, trustees, guardians, attorneys and officers of C-COR.net Corp. should add their title when signing.

YOUR CONTROL NUMBER IS __________                                C-COR.NET CORP.



                          VOTE BY TELEPHONE OR INTERNET




C-COR.NET CORP. encourages you to take advantage of the new and convenient ways to vote your shares on proposals covered in this year's proxy statement. You may vote by mail or choose one of the two voting methods outlined below to vote your proxy. This year, voting has been made easier than ever.

  VOTE BY TELEPHONE             There is NO CHARGE for this call. On a
                                touch-tone telephone, call TOLL FREE
                                1-800-PROXIES to vote your proxy - 24 hours a day, 7 days a week. You will need to have the above proxy card in hand when you call and your control number located in the box in the upper left corner of this voting form. Then follow the instructions that are provided.

  VOTE BY INTERNET              Vote on the Internet 24 hours a day, 7 days a
                                week. Here is the address:

                                "www.voteproxy.com"

                                You will need this voting form in hand when you access the website and your control number. Then follow the instructions that are provided.